U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ____________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 11, 2004


                      WILSON GREATBATCH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                     1-16137                 16-1531026
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)



     9645 Wehrle Drive, Clarence, New York                           14031
--------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------

                                 Not Applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)



================================================================================

 ITEM 12.  Results of Operations and Financial Condition.

         On May 11, 2004, Wilson Greatbatch Technologies, Inc. issued a press release announcing the Company's earnings for the fiscal quarter ended April 2, 2004. A copy of the release is furnished with this report as
         Exhibit 99.1 and is incorporated by reference into this Item 12.


         The information contained in this report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

================================================================================

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 11, 2004                        Wilson Greatbatch Technologies, Inc.
                                            By  /s/ Lawrence P. Reinhold
                                                --------------------------------
                                                Lawrence P. Reinhold
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)



================================================================================

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                       DESCRIPTION
------                       -----------
99.1                         Earnings Release of Wilson Greatbatch Technologies,
                             Inc. dated May 11, 2004.



================================================================================